Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Range Cancer Therapeutics ETF
(the “Fund”)

May 31, 2024

Supplement to the Prospectus dated December 29, 2023

Effective immediately, the Fund’s Index name, Range Cancer Therapeutics Index, will change its name to Range Oncology Therapeutics Index. There will be no change to the Fund’s investment objective, investment strategies or other policies as a result of the change to the Index name.

All references to “Range Cancer Therapeutics Index” are hereby replaced with “Range Oncology Therapeutics Index” in the Prospectus.

Please retain this Supplement with your Prospectus for future reference.